EXHIBIT 10.1

AMENDATORY AGREEMENT

AMENDATORY AGREEMENT dated as of May 25, 2005, among NATIONAL PENN BANCSHARES, INC., a Pennsylvania business corporation and registered bank holding company ("NPB"); NATIONAL PENN BANK, a national banking association ("Bank"); and GLENN E. MOYER ("Executive") (NPB and Bank are sometimes referred to herein collectively as "Employer").

BACKGROUND

1. Executive is presently employed by NPB as President and by Bank as President and Chief Executive Officer pursuant to an employment agreement with Employer dated as of December 18, 2002 (the “Employment Agreement”).

2. It is the desire of the Boards of Directors of NPB and Bank to amend the Employment Agreement to provide that Supplemental Executive Retirement (“SERP”) benefits be provided Executive for a term of fifteen years.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and each intending to be legally bound, NPB, Bank and Executive agree as follows:

1. Background. The matters set forth in the "Background" section of this Amendatory Agreement are incorporated by reference herein.

2. Amendment to Extend SERP Benefits. Section 8 of the Employment Agreement is hereby amended to revise the last sentence in each of subsection (a) (4) and subsection (c) (2) to read as follows: “Such payments shall be made for one hundred eighty (180) consecutive months.”

3. Ratification. As amended hereby, the Employment Agreement is hereby ratified, confirmed and approved.

4. Governing Law. This Amendatory Agreement shall be governed by and construed in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement as of the date first above written.

NATIONAL PENN BANCSHARES, INC.		NATIONAL PENN BANK

By: /s/Wayne R. Weidner		By: /s/Wayne R. Weidner
Name: Wayne R. Weidner		Name: Wayne R. Weidner
Title: Chairman and Chief Executive Officer		Title: Chairman

Witness:	/s/Sandra L. Spayd	/s/Glenn E. Moyer
	Sandra L. Spayd	Glenn E. Moyer